    As filed with the Securities and Exchange Commission on January 15, 1999

                                                     Registration No. 333-20501
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------


                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                           --------------------------


                            NABORS INDUSTRIES, INC.
             (Exact Name of Registrant as Specified in its Charter)


                 DELAWARE                               93-0711613
       (State or Other Jurisdiction                  (I.R.S. Employer
    of Incorporation or Organization)             Identification Number)

                           --------------------------


                        515 WEST GREENS ROAD, SUITE 1200
                              HOUSTON, TEXAS 77067
                                 (281) 874-0035
    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                 of Registrant's Principal Executive Offices)

                           --------------------------


                              ANTHONY G. PETRELLO
                     PRESIDENT AND CHIEF OPERATING OFFICER
                        515 WEST GREENS ROAD, SUITE 1200
                              HOUSTON, TEXAS 77067
                                 (281) 874-0035
      (Name, Address, Including Zip Code, and Telephone Number, Including
                       Area Code, of Agent for Service)

                           --------------------------


                                   Copies to:
                            HOWARD M. BERKOWER, ESQ.
                                BAKER & MCKENZIE
                                805 THIRD AVENUE
                            NEW YORK, NEW YORK 10022
                                 (212) 751-5700

                           --------------------------


      Approximate date of commencement of proposed sale to the public: Not applicable.

      If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

      If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

      If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]_________

      If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
----------

      If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                           --------------------------

             CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-3


      This Post-Effective Amendment No. 1 to Form S-3 consists of:

      a.    Facing page;

      b.    This page; and

      c.    Signature page.

      Pursuant to an undertaking contained Registration Statement No. 333-20501 (the "Registration Statement"), the registrant hereby removes from registration 1,207,221 shares of the 4,120,398 shares of its common stock, par value $.10 per share, which were registered pursuant to the Registration Statement. Such shares are being removed from registration because they were not sold pursuant to the prospectus contained in the Registration Statement, which the registrant was contractually obligated to keep effective only until January 2, 1999.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on January 14, 1999.

                                               NABORS INDUSTRIES, INC.


                                               By: /s/ Anthony G. Petrello
                                                  ----------------------------
                                               Name:   Anthony G. Petrello
                                               Title:  President and Chief
                                                        Operating Officer


           Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 has been signed by the following persons in the capacities and on the dates stated.

       Signature                                  Title                             Date
       ---------                                  -----                             ----
/s/ Eugene M. Isenberg*             Chairman, Chief Executive Officer and       January 14, 1999
-------------------------------     Director (principal executive officer)
     Eugene M. Isenberg

/s/ Anthony G. Petrello             President, Chief Operating Officer and      January 14, 1999
-------------------------------     Director
     Anthony G. Petrello

/s/ Richard A. Stratton*            Vice Chairman and Director                  January 14, 1999
-------------------------------
     Richard A Stratton

/s/ Bruce P. Koch*                  Vice President of Finance (principal        January 14, 1999
-------------------------------     financial and accounting officer)
     Bruce P. Koch

/s/ Gary T. Hurford*                Director                                    January 14, 1999
-------------------------------
     Gary T. Hurford

/s/ Hans W. Schmidt*                Director                                    January 14, 1999
-------------------------------
     Hans W. Schmidt

/s/ Myron M. Scheinfeld*            Director                                    January 14, 1999
-------------------------------
     Myron M. Scheinfeld

/s/ Jack Wexler*                    Director                                    January 14, 1999
-------------------------------
     Jack Wexler

/s/ Martin J. Whitman*              Director                                    January 14, 1999
-------------------------------
     Martin J. Whitman



*   By:     /s/ Anthony G. Petrello
       -------------------------------------------
           Anthony G. Petrello, attorney-in-fact


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